UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2011
A. SCHULMAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-7459	34-0514850

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3550 West Market Street, Akron, Ohio	44333

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (330) 666-3751
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On December 8, 2011, A. Schulman, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) for the purposes of: (i) electing eleven directors for a term expiring at the 2012 Annual Meeting of Stockholders; (ii) ratifying the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2012; (iii) approving a non-binding advisory vote regarding the compensation of the Company’s named executive officers as disclosed in its proxy statement; and (iv) conducting a non-binding advisory vote recommending the frequency of conducting an advisory vote on the Company’s executive compensation. As of the close of business on October 14, 2011, the record date for the Annual Meeting, 29,390,468 shares of common stock, $1.00, par value, were outstanding and entitled to vote. At the Annual Meeting, 27,685,814, or approximately 94.20%, of the outstanding shares of common stock entitled to vote were represented in person or by proxy.
The results of the voting at the Annual Meeting are as follows:
1.	To elect eleven directors whose terms will expire at the Annual Meeting of Stockholders in 2012:

		Votes	Broker
Name	Votes For	Withheld	Non-Votes
Eugene R. Allspach	24,663,709	131,980	2,890,125
Gregory T. Barmore	24,659,246	136,443	2,890,125
David G. Birney	24,664,487	131,202	2,890,125
Howard R. Curd	24,662,559	133,130	2,890,125
Joseph M. Gingo	23,916,183	879,506	2,890,125
Michael A. McManus, Jr.	24,545,913	249,776	2,890,125
Lee D. Meyer	24,656,360	139,329	2,890,125
James A. Mitarotonda	24,569,789	225,900	2,890,125
Ernest J. Novak, Jr.	24,024,681	771,008	2,890,125
Dr. Irvin D. Reid	24,654,990	140,699	2,890,125
John B. Yasinsky	24,201,335	594,354	2,890,125

2.	To approve the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2012:

Votes For	Votes Against	Abstentions	Broker Non-Votes

26,206,856	1,447,308	31,650	0
3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in its proxy statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes

24,498,443	128,869	168,377	2,890,125
4.	To recommend, on an advisory basis, the frequency of holding an advisory vote on executive compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes

21,750,417	44,840	2,840,237	160,195	2,890,125
In accordance with the Board of Director’s recommendation and the voting results on Proposal 4, the Board of Directors has determined that it will hold future votes on executive compensation annually.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc.
By:	/s/ David C. Minc
David C. Minc
Vice President, Chief Legal Officer and Secretary
Date: December 23, 2011